EXHIBIT 23.2

                  (CONSENT OF COUNSEL IS INCLUDED IN EXHIBIT 5)


Consent of Counsel

     The  consent of Henry T. Meyer,  Esq.  is included in his opinion  filed as
Exhibit 5 to this Registration Statement.